BLACKROCK MONEY MARKET FUNDS

BlackRock Funds		CMA Money Fund

•	BlackRock Money Market Portfolio	CMA Multi-State Municipal Series Trust
•	BlackRock Municipal Money Market Portfolio
•	BlackRock New Jersey Municipal Money Market Portfolio	•	CMA Arizona Municipal Money Fund
•	BlackRock North Carolina Municipal Money Market Portfolio	•	CMA California Municipal Money Fund
•	BlackRock Ohio Municipal Money Market Portfolio	•	CMA Connecticut Municipal Money Fund
•	BlackRock Pennsylvania Municipal Money Market Portfolio	•	CMA Florida Municipal Money Fund
•	BlackRock Virginia Municipal Money Market Portfolio	•	CMA Massachusetts Municipal Money Fund
		•	CMA Michigan Municipal Money Fund
BlackRock Liquidity Funds		•	CMA New Jersey Municipal Money Fund
		•	CMA New York Municipal Money Fund
•	California Money Fund	•	CMA North Carolina Municipal Money Fund
•	Federal Trust Fund	•	CMA Ohio Municipal Money Fund
•	FedFund	•	CMA Pennsylvania Municipal Money Fund
•	MuniCash
•	MuniFund	CMA Tax-Exempt Fund
•	New York Money Fund
•	TempCash	Merrill Lynch Funds For Institutions Series
•	TempFund
		•	Merrill Lynch Government Fund
BlackRock Financial Institutions Series Trust		•	Merrill Lynch Institutional Fund
		•	Merrill Lynch Institutional Tax-Exempt Fund
•	BlackRock Summit Cash Reserves Fund	•	Merrill Lynch Premier Institutional Fund
		•	Merrill Lynch Select Institutional Fund
BlackRock Series Fund, Inc.
Merrill Lynch Retirement Series Trust
•	BlackRock Money Market Portfolio
		•	Merrill Lynch Retirement Reserves Money Fund
BlackRock Variable Series Funds, Inc.
WCMA Money Fund
•	BlackRock Money Market V.I. Fund
WCMA Tax-Exempt Fund

Supplement Dated May 1, 2009 to the
Prospectuses of the Funds Listed Above
(each, a “Fund” and collectively, the “Funds”)

Each Fund has been accepted into the U.S. Treasury Department’s Temporary Guarantee Program (the “Program”) for Money Market Funds, which the U.S. Treasury Department has announced has been extended through September 18, 2009. The Board of Directors/Trustees of each Fund has elected to extend coverage under the Program on behalf of the Fund.

The Program provides a guarantee to shareholders of each Fund up to the amount held in the Fund as of the close of business on September 19, 2008. If the number of shares an investor holds fluctuates, the investor will be covered for either the number of shares held as of the close of business on September 19, 2008, or the current amount, whichever is less. This means that any increase in the number of shares an investor holds over the amount held after the close of business on September 19, 2008 is not covered under the Program. It also means that if an investor’s balance is below its September 19, 2008 level, the investor can bring it back up to that level and it will be covered. Note that the Program applies only to the account in which the shares were held on September 19, 2008. If an investor closes an account and reinvests in the Fund through a new account, the new balance would not be covered.

The Program is temporary and set to expire on September 18, 2009. According to the U.S. Treasury Department, the Program will not be extended beyond that date. Each Fund has paid to be covered under the Program. For the initial three months of the Program (ending December 18, 2008), each Fund paid a participation fee of 0.01% of the Fund’s net asset value as of September 19, 2008, and for the extension periods (ending September 18, 2009), each Fund paid additional participation fees totaling 0.03% of the Fund’s net asset value as of September 19, 2008. The Program is implemented under the U.S. Treasury Department’s Exchange Stabilization Fund (ESF), and guarantee payments under the Program will not exceed the amount available within the ESF at the date of payment. Currently, ESF assets are about $50 billion. For additional information on the Program, you can visit the U.S. Treasury Department’s website at www.ustreas.gov.

Neither this prospectus supplement, the above-referenced prospectuses nor any Fund itself are in any manner approved, endorsed, sponsored or authorized by the U.S. Treasury Department. More specific information or additional information can be obtained by going to www.blackrock.com or the corresponding Fund website.

CODE # MM-PR-0409-SUP